SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2002

                        Commission File Number: 000-49954

                             Maximum Dynamics, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                                            84-1556886
--------                                                            ----------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

2 North Cascade Avenue, Suite 1100, Colorado Springs, Colorado            80903
---------------------------------------------------------------           -----
(Address of principal executive offices)                             (Zip Code)

                                 (719) 338-7743
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                               ------------------
      (Former Address and Telephone Number of Principal Executive Offices)

Item 1. Changes in Control of Registrant.

On November 29, 2002, Barrington Gap, Inc. a Colorado corporation ("BGI") was issued 1,060,000 shares of Maximum Dynamics, Inc. a Colorado corporation (the "Registrant") pursuant to the terms of the asset purchase agreement described in
Item 2. As a result of this transaction, Mr. Wolcott directly and personally owns 1,500,000 shares of the Registrant's common stock which comprises 14.14% of the Registrant's total issued and outstanding shares, and has indirect ownership in 1,060,000 or 9.99% of the Issuer's common stock, by virtue of his position as the sole shareholder and president of Barrington Gap, Inc., making his total ownership 2,560,000 or 24.13% of the Issuer's issued and outstanding common stock.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 29, 2002, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

========================== ============================================= =================================== ===================
     Title of Class            Name and Address of Beneficial Owner       Amount and Nature of Beneficial     Percent of Class
                                                                                       Owner
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                    Eric Majors 2,500,000 shares
      Common Stock                        P.O. Box 7812                    chief executive officer, chief          23.56%
                                    Colorado Springs, CO 80933              financial officer, director
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                        Joshua Wolcott (1)
      Common Stock                 2 North Cascade, Suite 1100                    1,500,000 shares                 14.14%
                                    Colorado Springs, CO 80933
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                           Nathan Enger
      Common Stock                   8416 Old Exchange Drive                      1,000,000 shares                  9.43%
                                    Colorado Springs, CO 80920                vice president, director
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                          Rodney Ramsay
      Common Stock                   1437 N. Nevada Ave., #3                       No shares held                   0.00%
                                   Colorado Springs, CO 80907                   president, director
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                      Europa Global, Inc.(2)
      Common Stock                102 S. Tejon Street, Ste 1100                   2,000,000 shares                 18.85%
                                    Colorado Springs, CO 80903
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                         Ernesto Angel(2)
      Common Stock                      12549 McKenzie Ct.                         625,000 shares                   5.89%
                                    Colorado Springs, CO 80020
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                           Jesus Romero
      Common Stock                     621 W. Colorado Ave.                        550,000 shares                   5.18%
                                    Colorado Springs, CO 80905
-------------------------- --------------------------------------------- ----------------------------------- -------------------
                                     Barrington Gap, Inc.,(1)
      Common Stock                 2 North Cascade, Suite 1100                    1,060,000 shares                  9.99%
                                    Colorado Springs, CO 80933
-------------------------- --------------------------------------------- ----------------------------------- -------------------
      Common Stock                   All Officers & Directors                     3,500,000 shares                 32.99%
                                            as a group
========================== ============================================= =================================== ===================
(1)   Joshua Wolcott, who owns 1,500,000 shares, is the sole officer, director and shareholder of Barrington Gap, Inc., which owns 1,060,000 shares.
(2)   Ernesto Angel, who owns 625,000 shares, is the sole officer, director and shareholder of Europa Global, Inc., which owns 2,000,000 shares.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

Item 2.  Acquisition or Disposition of Assets.
-----------------------------------------------

During a special shareholders' meeting held November 27, 2002, our shareholders approved the purchase of the assets of Barrington Gap, Inc., a Colorado corporation, ("BGI"), in exchange for stock and other consideration pursuant to an agreement ("Agreement") dated October 8, 2002 between the Registrant and BGI. The Agreement provides that the Registrant will write off the $47,000 in accounts receivable that BGI owes the Registrant, and that the Registrant will pay the remaining $53,000 by means of 1,060,000 shares of the Registrant's common stock priced at $0.05 per share. The sole shareholder of BGI is Joshua Wolcott, who also owns 1,500,000 shares of our common stock, making his total beneficial ownership 2,560,000 pre-split shares of our common stock, or 24.13%.

Item 5.  Other Events and Regulation FD Disclosure.
----------------------------------------------------

1. During a special shareholders' meeting held November 27, 2002, the Registrant's shareholders approved amendments to the Registrant's Articles of Incorporation to effect the following:

o increasing the Registrant's authorized no par value Common Stock from 20,000,000 shares to 200,000,000 shares;
o increasing the Registrant's no par value Preferred Stock from 5,000,000 shares to 20,000,000 shares;
o authorizing the Registrant's Board of Directors to establish the preferences, limitations and relative rights of its Preferred Stock without obtaining stockholder approval.


2. On November 18, 2002, the Registrant's Board of Directors declared a 2.5 to 1 forward split of its no par value common stock, such that the split will be effectuated through a dividend of 1.5 shares of common stock for each share of common stock to holders of record on November 29, 2002. The Pay Date shall be November 30, 2002. The total issued and outstanding shares of the Registrant's common stock after the split is 26,525,000 shares.

Item 7. Financial Statements and Exhibits
-------------------------------------------

Financial statements reflecting the acquisition of the assets of the business described above in Item 2 will be filed with an amendment to this report within 60 days of this report.

Index to Exhibits
---------------------

2.1 Asset Purchase Agreement between Registrant and Barrington Gap, Inc. filed as Exhibit B to Schedule 14A filed October 28, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Maximum Dynamics, Inc.


December 2, 2002                   By:      /s/ Eric Majors
                                            -----------------------------------
                                            Eric Majors, President